Disclaimers Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including for the second quarter ending June 30, 2026; anticipated future expenses and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,ˮ “may,ˮ “will,ˮ “estimate,ˮ “potential,ˮ “continue,ˮ “anticipate,ˮ “intend,ˮ “expect,ˮ “could,ˮ “would,ˮ “project,ˮ “plan,ˮ “target,ˮ and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on managementʼs expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: our ability to successfully execute our business and growth strategy and generate future profitability; market acceptance of our products and services; our ability to further penetrate our existing customer base and expand our customer base; our ability to develop new products and services; our ability to expand internationally; failure to obtain applicable regulatory approvals and satisfy other closing conditions in a timely manner or otherwise for any acquisition we make; the success of any acquisitions or investments that we make; the effects of increased competition in our markets; our ability to stay in compliance with applicable laws and regulations; stock price fluctuations; market conditions across the onchain economy, including crypto asset price volatility; and general market, political, and economic conditions, including interest rate fluctuations, inflation, changes in tariffs and trade restrictions, instability in the global banking system, economic downturns, and other global events, including regional wars and conflicts and government shutdowns. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are, or will be included, in our filings we make with the Securities and Exchange Commission SEC) from time to time, including our Annual Report on Form 10K for the year ended December 31, 2025 filed with the SEC on February 12, 2026 and our Quarterly Report on Form 10Q for the quarter ended March 31, 2026 filed with the SEC on May 7, 2026. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Key Business Metrics This presentation includes certain of our key business metrics that our management uses to help evaluate our business, measure our performance, identify trends affecting our business, and make strategic decisions. Our key business metrics include Monthly Transacting Users, Assets on Platform, Trading Volume, Net Income and Adjusted EBITDA. Definitions of key business metrics can be found in our Quarterly Report on Form 10Q for the quarter ended March 31, 2026 filed with the SEC on May 7, 2026. Non-GAAP Financial Measures This presentation includes financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAPˮ). Our non-GAAP financial measures include Adjusted EBITDA, Adjusted Net Income and Adjusted Expenses. Definitions, explanations, and reconciliations to the most comparable GAAP financial measures can be found in the appendix to this presentation (“Appendixˮ). Webcast Information We will host a conference call to discuss the results for the first quarter of 2026 on May 7, 2026 at 230 pm PT. The live webcast of the call will be available at youtube.com/@coinbase/streams. A replay of the call, as well as a transcript, will be available on our Investor Relations website at investor.coinbase.com. 2

Slide 1 Our mission is to increase economic freedom in the world

Q1'26 EARNINGS

Crypto is updating all financial services, AI is an accelerant

The Onchain Economy

Trading

Total Crypto Trading Volume[1] has grown more than 50x over the past ~7 years

$14T

Total Crypto Trading Volume as of Q1'26


2019 2020 2021 2022 2023 2024 2025 2026

Stablecoins

Stablecoin Market Cap[2] >$300B today and expected to 10x to $3T by 2030[3]

$305B

Stablecoin Market Cap as of Q1'26


2019 2020 2021 2022 2023 2024 2025 2026

Tokenization

Supply of tokenized RWAs ~$30B today and expected to reach $16T by 2030[4]

$29B

RWA Market Cap (ex. Stable) as of Q1'26[5]


2019 2020 2021 2022 2023 2024 2025 2026

AI-Native Finance

Agents forecast to process $3-5T of transactions by 2030[6]. Crypto is the native execution rail for the agent-led economy:

- Global
- Efficient
- Programmable
- Always on (24/7)

AI

[1] Total Crypto Market Trading Volume is defined as the total USD value of all crypto matched spot and derivative trading volumes across exchanges defined in our proprietary competitor set during the period of measurement, based on data obtained from CoinDesk Data, CoinMetrics, and Dune. [2] Stablecoin Market Cap is defined as total market capitalization of all stablecoins on the last day of the quarter based on data obtained from CoinDesk Data, CoinMarketCap, and CoinGecko. [3] Per remarks delivered by Treasury Secretary Scott Bessent on November 12, 2025. [4] Source: Boston Consulting Group and ADDX. [5] Source: rwa.xyz, reported as Distributed Asset Value which measures the total value of real-world assets tokenized onchain, excluding stablecoins. [6] Source: McKinsey.

4

Q1'26 EARNINGS

Coinbase is uniquely positioned to capitalize on this transformation

Most Trusted ①

$294B
Assets on Platform[1] in Q1 – the most crypto stored in the world

80+
Licenses; global regulatory foundation

Global Liquidity ②

#1
U.S. Crypto Spot Trading Market Share[2]

$5.2T
Total Trading Volume[5] TTM

Stablecoin Platform ③

#1
Regulated stablecoin – USDC Market Cap reached $80B supply in Q1[3]

$19B
Avg USDC Held in Coinbase Products in Q1[6]

Repeatable Innovation ④

12
Products with $100M+ in annualized revenue[4]

44%
Subscription & Services as % of total net revenue in Q1

[1] Assets on Platform is defined as the total U.S. dollar equivalent value of crypto assets and payment stablecoins held or managed on behalf of customers in digital wallets on our platform, including our custody services but excluding assets for which the customer holds full or partial keys, calculated based on the market price on the last day of the quarter.
[2] U.S. Crypto Spot Trading Market Share is defined as Coinbase U.S. Crypto Spot Trading Volume divided by U.S. Crypto Market Spot Trading Volume. Coinbase U.S. Crypto Spot Trading Volume is defined as the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller transacted on a U.S. exchange through our platform, plus half of the trade value of spot trades that are routed off our platform for fulfillment, during the period of measurement. U.S. Crypto Market Spot Trading Volume is defined as the total USD value of all crypto matched spot trading volumes across U.S. exchanges defined in our proprietary competitor set during the period of measurement, based on data obtained from CoinDesk Data, CoinMetrics, and Dune.
[3] Market capitalization (end of day) of USDC on March 18, 2026, based on data obtained from CoinGecko.
[4] Measured based on when a given product generated $100 million in quarterly annualized net revenue for the most recent qualifying quarter.
[5] Total Trading Volume comprises Spot Trading Volume and Derivatives Trading Volume. Spot Trading Volume is the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform, plus half of the value of trades that we routed off our platform for fulfillment, during the period of measurement. Derivatives Trading Volume is the total U.S. dollar equivalent value of the notional amount of derivatives trades transacted between a buyer and seller through our platform during the period of measurement. Both measurements represent the product of the quantity of assets transacted and the trade price of the underlying at the time the transaction was executed.
[6] Corporate USDC balances and USDC held on behalf of customers in eligible Coinbase products.

5

We build better financial services powered by crypto Consumers Financial Super App Institutions Developers Self-custody Wallet Prime Brokerage Developer PlatformAdvanced Trading Platform 6

Co-founded USDC; support 5+ stablecoins for global, efficient money movement Shared compliance and regulatory infrastructure in key markets around the world We store the most crypto in the world through our battle-tested custody platform Common foundations create network effects and economies of scale across our platform Stablecoins 4 Global Settlement2 Global Liquidity 3 Secure Custody 1 Stablecoins Custody Exchange ecosystem benefits from deep liquidity serving consumers, advanced traders, and institutions Incubated Base; support 60+ blockchains for fast, cheap settlement rails Liquidity Regulatory Foundations Settlement 5 Regulatory 7

coinbase

Q1 2026 Highlights

Derivatives Trading Volume[1] TTM growth

↑ 169% Y/Y

Average USDC Held in Coinbase Products[2]

↑ 55% Y/Y

Base Chain stablecoin transaction volume[3]

↑ 10x Y/Y

Product lines generating $100M+ annualized revenue[4]

12

USDC on Base share of onchain agentic commerce volume in Q1'26[5]

90%+

[1] Derivatives Trading Volume is the total U.S. dollar equivalent value of the notional amount of derivatives trades transacted between a buyer and seller through our platform during the period of measurement. [2] Corporate USDC balances and USDC held on behalf of customers in eligible Coinbase products. [3] Source: Artemis Analytics. [4] Measured based on when a given product generated $100 million in quarterly annualized net revenue for the most recent qualifying quarter. [5] Source: Artemis Analytics.

Q1'26 EARNINGS

Gained trading market share in a down market

Coinbase Crypto Trading Volume Market Share[1]


1.7%
1.4%
1.7%
2.0%
2.7%
2.2%
2.5%
4.4%
6.0%
6.7%
5.2%
8.0%
8.6%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

- Gained share in both spot & derivatives globally, reaching an all-time high ("ATH") in Crypto Trading Volume Market Share
- Momentum led by product innovation and growth in derivatives
- Growth in global spot share reflecting our position as the most trusted

[1] Coinbase Crypto Trading Volume Market Share is defined as Coinbase Total Crypto Trading Volume divided by Total Crypto Market Trading Volume. Total Crypto Trading Volume is defined as the total USD value of all crypto matched spot and derivative trading volumes across exchanges defined in our proprietary competitor set during the period of measurement, based on data obtained from CoinDesk Data, CoinMetrics, and Dune. Coinbase Total Crypto Trading Volume comprises Spot Trading Volume and Derivatives Trading Volume. Spot Trading Volume is the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform, plus half of the value of trades that we routed off our platform for fulfillment, during the period of measurement. Derivatives Trading Volume is the total U.S. dollar equivalent value of the notional amount of derivatives trades transacted between a buyer and seller through our platform during the period of measurement. Both measurements represent the product of the quantity of assets transacted and the trade price of the underlying at the time the transaction was executed. Coinbase Total Crypto Trading Volume excludes certain Fiat-Stablecoin conversion activity. Competitor volumes in the denominator may include Fiat-Stablecoin trading pairs not captured in our numerator, which may affect comparability across venues.

9

Q1'26 EARNINGS

Coinbase stores the most crypto in the world



Assets on Platform[1] and % of Total Crypto Market Capitalization[2]
10.2%
10.2%
10.2%
11.2%
12.1%
11.0%
11.2%
12.0%
11.9%
12.3%
12.5%
12.0%
12.0%
$124
$124
$114
$191
$323
$261
$264
$404
$328
$425
$516
$376
$294
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
% of Total Crypto Market Cap
Assets on Platform ($B)

- Leading crypto custodian globally, storing more crypto than any other platform
- 12th consecutive quarter of Q/Q native unit inflows, with strength in majors (BTC/ETH/SOL)
- 3rd consecutive year of growth in AOP as a % of Total Crypto Market Capitalization

[1] Assets on Platform is defined as the total U.S. dollar equivalent value of crypto assets and payment stablecoins held or managed on behalf of customers in digital wallets on our platform, including our custody services but excluding assets for which the customer holds full or partial keys, calculated based on the market price on the last day of the quarter.
[2] Assets on Platform divided by Total Crypto Market Capitalization. Total Crypto Market Capitalization is defined as total dollar value market capitalization of all publicly tradable crypto assets and payment stablecoins on the last day of the quarter, based on data obtained from CoinDesk Data, CoinMarketCap, and CoinGecko.

10

Q1'26 EARNINGS

Coinbase is the distribution engine driving USDC growth and receives ~50% of total USDC economics

Average USDC Held in Coinbase Products[1] and Average USDC Market Capitalization[2]


~2x USDC Circulation
~10x USDC Held in Coinbase Products
$41
$30
$26
$25
$28
$33
$35
$38
$54
$61
$68
$76
$75
$2
$2
$3
$3
$4
$6
$7
$8
$12
$14
$15
$18
$19
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Average Off-Platform USDC Balances ($B)
Average USDC Held in Coinbase Products ($B)

- USDC Market Cap reached ATH of ~$80B in March
- More than 25% of USDC in circulation is held in Coinbase products (ATH)
- Over the past year, we have captured ~50% of all USDC economics; deeper product integration driving greater USDC adoption
- We power USDC's global network effect; our economics scale with adoption

[1] Average USDC Held in Coinbase Products defined as corporate USDC balances and USDC held on behalf of customers in eligible Coinbase products in Q1'26.
[2] Average USDC Market Capitalization defined as average of each day's market capitalization (end of day) of USDC over the period of measurement, based on data obtained from CoinDesk Data, CoinMarketCap, and CoinGecko.

11

2026 Priorities Everything Exchange Stablecoins & Payments Onchain 1 32 Enable money to move globally at the speed of the internet. Trade every asset class in one place: crypto, equities, prediction markets, commodities, and FX with deep liquidity and capital efficiency. Update the financial system by bringing trading and payments onchain. 12

Everything Exchange: New asset classes showing signs of success Derivatives Trading Volume1 TTM up 169% Y/Y; retail derivatives annualized revenue $200M+2 Prediction markets scaling quickly, reaching $100M+ annualized revenue in March3 (first two full months live) 1 [1] Derivatives Trading Volume is the total U.S. dollar equivalent value of the notional amount of derivatives trades transacted between a buyer and seller through our platform during the period of measurement. [2] Measured based on when a given product generated $200 million in quarterly annualized net revenue for the most recent qualifying quarter. [3] Measured based on when the product generated $100 million in quarterly annualized net revenue, calculated as twelve times March revenue. Derivatives Trading Volume TTM ($M) 13

Q1'26 EARNINGS

2 Stablecoins & Payments: Coinbase is accelerating adoption via USDC and Base

Total Stablecoin Circulation[1] ($B)


$149
$160
$171
$203
$232
$250
$297
$305
$311
28%
25%
26%
27%
35%
33%
35%
36%
36%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Other Stablecoins
USDC & Partner Stablecoins[4]

Stablecoin Transaction Volume by Asset[2] ($T)


$3.9
$5.3
$3.8
$6.3
$6.8
$6.5
$9.0
$11.2
$22.4
50%
58%
35%
54%
56%
46%
54%
61%
83%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Other Stablecoins
USDC & Partner Stablecoins[4]

Stablecoin Transaction Volume by Chain[3] ($T)


$3.9
$5.3
$3.8
$6.3
$6.8
$6.5
$9.0
$11.2
$22.4
1%
5%
18%
20%
13%
15%
27%
62%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Other Chains
Base Transaction Volume

[1] Source: Artemis Analytics, reported as "Supply." Current total supply of stablecoins in USD at the end of each period. See also Footnote 4 below.
[2] Source: Artemis Analytics, reported as "Adjusted Transaction Volume." Adjusted stablecoin transaction volume (MEV and intra-exchange volumes removed) in USD. Measured by stablecoin. See also Footnote 4 below.
[3] Source: Artemis Analytics, reported as "Adjusted Transaction Volume." Adjusted stablecoin transaction volume (MEV and intra-exchange volumes removed) in USD. Measured by chain.
[4] USDC and Partner Stablecoins refer to stablecoin issuers with which Coinbase has a commercial partnership and economic relationship.

14

Coinbase is the settlement, distribution, and commerce layer for agents Stablecoins & Payments: We believe agents will outnumber humans and drive the onchain economy 99%+ 90%+ 100M+ of agentic stablecoin transaction volumes were on Base in Q1ʼ26 total x402 payments processed as of Q1ʼ26 of onchain agentic commerce completed using USDC in Q1ʼ26 2 Source: Artemis Analytics. 15

VISUAL REFERENCE Onchain: DeFi integrations are driving real-world utility 3 2x Q/Q growth in DEX Trading Volume driven by our native integration in Coinbase app DEX Trading Volume ($M) $1B+ Y/Y growth in Borrow/Lend balances Average Borrow/Lend Balances1 ($M) [1] Sum of the average loans outstanding through our Borrow product and the average lend balances through our Lend product in the relevant period. Borrow/Lend balances are powered by onchain DeFi protocols accessible in the Coinbase app. 16

The future of finance is onchain, and Coinbase is best positioned to power it The onchain economy has reached escape velocity Coinbase's full stack platform is powering it The next frontier is agentic and on Coinbase 1 32 17

Q1 Financial Highlights Total revenue $1.4B Transaction revenue $756M Adjusted EBITDA1 $303M Cash & cash equivalents $10.2B Subscription & services revenue $584M [1] Adjusted EBITDA is a non-GAAP financial measure. See Appendix for definition and reconciliation. Net income (loss) $(394)M

Q1 Report Card Strong fundamentals despite macro headwinds The business is healthy Gained Market Share Reached ATH in Coinbase Crypto Trading Volume Market Share Native Units Up 12th consecutive quarter of net native unit inflows; continue to store the most crypto globally Green Shoots on Everything Exchange - Retail Derivatives: $200M+ annualized revenue as of Q1ʼ26 - Prediction Markets: $100M+ annualized revenue as of March - DEX Trading: $450M+ in cumulative volume as of Q1ʼ26 Proactive Expense Discipline T&D + G&A well below outlook in Q1 Macro headwinds outpaced growth Declining Market Cap Total Crypto Market Capitalization & Total Crypto Trading Volumes both down 20%+ Q/Q Low Volatility Suppressed trading activity, particularly in longer-tail assets driven by broader risk-off sentiment 19

Q1 results were within outlook (or better) [1] Outlook range of $550-$630M provided February 2026 was prior to reclassification of stablecoin revenue related to our own corporate balances to Other Revenue. Metric Q1 Outlook (Feb 2026) Q1 Actuals Subscription & Services Revenue Transaction Expenses Technology & Development + General & Administrative Expenses Sales and Marketing Expenses Total Stock-based Compensation $550-$630 million1 Low-to-Mid teens as a % of net revenue $215-$315 million $925-$975 million ~$250 million $584 million 14.6% $267 million $902 million $248 million ✓ ✓ ✓ ✓ ✓+ 20

$1.4B in Total Revenue, demonstrating financial resilience through a down market ● $1.4B total revenue (-21% Q/Q) against a backdrop of decline in crypto market volumes (-28% Q/Q) and spot volumes (-37% Q/Q) ● Transaction revenue decline of 23% Q/Q outperformed decline in market volumes ● S&S 44% of net revenue, providing a durable buffer independent of trading volumes Total Revenue 21

Transaction revenue outpaced market volume declines due to mix shift and new products ● Consumer transaction revenue of $567M (-23% Q/Q) driven by consumer spot trading volume decline of 35%, partially offset by mix shift and growth in newer products ● Institutional transaction revenue of $136M (-27% Q/Q) in line with market declines ● Other transaction revenue of $53M (-17% Q/Q), reflecting lower instant transfer activity and Base revenue Transaction Revenue 22

Subscription and services revenue reached 44% of net revenue, providing a durable buffer to volatility ● Stablecoin revenue of $305M driven by growth in USDC Market Cap and ATH Average USDC Held in Coinbase Products of $19B ● Blockchain rewards of $101M from growth in native units staked, offset by price effects ● Interest and finance fee income of $68M reflecting ATH average daily loan balances ● Continued growth in Coinbase One subs despite market downturn Subscription and Services Revenue 23

12 products generating $100M+ annually, Retail Derivatives and Prediction Markets scaling [1] Measured based on when a given product generated $100 million in quarterly annualized net revenue for the most recent qualifying quarter. [2] Measured as twelve times March revenue. ● Continue to scale a portfolio of diversified products, with a strong pipeline of green shoots ● Retail derivatives now annualizing more than $200M, and on track to be our next $250M tier product ● Prediction markets is one of our fastest growing products ever, on track to become 13th product with $100M+ annualized revenue2 Products Generating $100M+ in Revenue on an Annualized Basis1 24

Investing strategically through the cycle while maintaining cost discipline ● T&D of $526M (+6% Q/Q) largely driven by one-time costs related to acquisition activity in Q4ʼ25 ● G&A of $376M (-17% Q/Q) as deal-related legal, CX, and policy costs all declined ● Transaction expense of $196M and S&M of $267M both down Q/Q as costs flexed with market Select Operating Expenses 25

13th consecutive quarter of positive Adjusted EBITDA across market cycles Net Income (Loss) & Adjusted EBITDA1 ● $303M Adjusted EBITDA in Q1'26, 13th consecutive positive quarter across all market conditions ● Continued commitment to generate positive Adjusted EBITDA in all market conditions [1] Adjusted EBITDA is a non-GAAP financial measure. See Appendix for definition and reconciliation. 26

$12B in available resources – fortress balance sheet with $1.8B in crypto and marketable investments 2x+ Strategic and Marketable Investments +80% BTC and +56% ETH Units Held TOTAL: $10,205M Money market funds $4,571M Payment stablecoins $3,126M Cash held at banks $2,420M Cash held at venues $88M Cash & Cash Equivalents Crypto Investment Portfolio, Marketable Investments & Strategic Investments1 Note: Figures presented may not sum precisely due to rounding. [1] Strategic Investments are not 100% liquid investments. 27

Managing dilution through opportunistic strategic repurchases Ending Shares Outstanding (M) $1.9B+ Returned to shareholders 9.3M+ Class A shares repurchased $2.1B Remaining authorization ~90% of SBC issuance offset since Q4ʼ24 ~50% of buyback capacity remains as of Q1ʼ26 -2% Q/Q 28

Q1'26 EARNINGS

Outlook

Metric	Q2'26 Outlook	Q2 Drivers
Transaction Revenue	**~$215 million QTD** Through May 5	Caution extrapolating results
S&S Revenue	**$565-$645 million**	(+) USDC Market Cap & Average USDC Held in Coinbase Products (+) Native unit growth (-) Average crypto asset prices
Transaction Expenses	**Low-to-Mid Teens** as a % of net revenue	Approximately flat vs. Q1 (+/-) Revenue mix
T&D + G&A Expenses	**$820-$870 million**	(-) Reductions in headcount (-) Roll-off of 1x deal-related compensation costs
S&M Expenses	**$200-$300 million**	(+) USDC rewards (-) Seasonal media spend (-) Variable marketing given softer market
Stock-based Compensation	**~$240 million**	(-) In line with reductions in headcount
Restructuring Expense	**~$50-$60 million**	One-time expense to be recognized in Q2

29

Becoming AI-native is fundamentally increasing our efficiency              +78% Y/Y Pull Requests per Engineer 30 Increasing Leverage from AI Pod Architecture: Legacy → AI-Native Legacy Pod AI-Native Pod 10 people 2–3 people + AI agents ↑3x Integration test coverage across core services last 6 months Emphasis on Quality Scaling Even Faster Product Velocity Increasing Rapidly

Q1'26 EARNINGS

2026 expense growth outlook driven by USDC Rewards


Adjusted Expenses ($M)[1]
$3,396
+26%
$4,282
+3%
At midpoint
$4,250-$4,600
2024
2025
2026 Outlook

- ~$500M cost reduction vs. 2025 annualized exit rate[2]
- 14% headcount reduction
- ~4,300 continuing employees (vs. 4,988 at end of Q1)
- Excluding USDC Rewards growth, we expect Adjusted Expenses to be flat Y/Y

[1] Adjusted Expenses: Technology & Development, General & Administrative and Sales & Marketing Expenses excluding amortization of intangible assets. Adjusted Expenses is a non-GAAP measure. See Appendix for reconciliation.
[2] 2025 annualized exit rate defined as Q4'25 Adjusted Expenses multiplied by 4.

31

Appendix

Financial Recap ($ in millions) Q1ʼ25 Q2ʼ25 Q3ʼ25 Q4ʼ25 Q1ʼ26 Q/Q Y/Y Transaction, net 1,262.2 764.3 1,046.3 982.7 755.8 (23%) (40%) Subscription and services 674.6 632.2 716.6 694.5 583.5 (16%) (14%) Corporate interest and other income 97.5 100.7 105.8 104.0 73.6 (29%) (24%) Total revenue 2,034.3 1,497.2 1,868.7 1,781.1 1,413.0 (21%) (31%) Total operating expenses 1,328.5 1,521.9 1,388.2 1,507.4 1,434.4 (5%) 8% T&D + G&A + S&M expenses 997.0 977.3 1,109.3 1,265.3 1,168.5 (8%) 17% Adjusted Expenses1 991.9 972.0 1,088.5 1,229.4 1,132.9 (8%) 14% Net income (loss) 65.6 1,428.9 432.6 (666.7) (394.1) nm nm Adjusted Net Income (Loss)1 524.1 33.2 420.7 178.0 (45.6) nm nm Adjusted EBITDA1 929.9 512.1 800.7 565.9 303.3 (46%) (67%) Note: Amounts may not add as presented due to rounding. [1] Adjusted Expenses, Adjusted Net Income (Loss), and Adjusted EBITDA are non-GAAP financial measures. See Appendix for definitions and reconciliations. 33

Q1'26 EARNINGS

Income Statement

(Unaudited) ($ in millions, except per share amounts)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q/Q	Y/Y
Net revenue	1,936.8	1,396.5	1,762.9	1,677.1	1,339.3	(20%)	(31%)
Other revenue	97.5	100.7	105.8	104	73.6	(29%)	(24%)
Total revenue	2,034.3	1,497.2	1,868.7	1,781.1	1,413.0	(21%)	(31%)
Transaction expense	303.0	245.3	253.3	218.6	195.9	(10%)	(35%)
Technology and development	355.4	387.3	430.6	497.3	525.6	6%	48%
Sales and marketing	247.3	236.2	260.3	314.8	266.7	(15%)	8%
General and administrative	394.3	353.7	418.4	453.1	376.1	(17%)	(5%)
Losses (gains) on crypto assets held for operations	34.4	(8.7)	(35.7)	30.8	35.2	14%	2%
Other operating (income) expense, net	(5.9)	308.0	61.3	(7.3)	34.9	(580%)	(692%)
Total operating expenses	1,328.5	1,521.9	1,388.2	1,507.4	1,434.4	(5%)	8%
Operating income (loss)	**705.8**	**(24.7)**	**480.5**	**273.8**	**(21.4)**	**(108%)**	**(103%)**
Interest expense	20.5	20.5	21.8	22.6	22.6	0%	10%
Losses (gains) on crypto assets held for investment	596.7	(362.1)	(423.9)	718.2	482.4	(33%)	(19%)
Other expense (income), net	6.2	(1,506.9)	380.5	419.3	(61.6)	(115%)	(1094%)
Provision for (benefit from) income taxes	16.8	394.9	69.6	(219.6)	(70.6)	(68%)	(520%)
Net income (loss)	**65.6**	**1,428.9**	**432.6**	**(666.7)**	**(394.1)**	**(41%)**	**(701%)**
Net income (loss) per share - Basic	0.26	5.60	1.65	(2.49)	(1.49)	(40%)	(673%)
Net income (loss) per share - Diluted	0.24	5.14	1.50	(2.49)	(1.49)	(40%)	(721%)

Note: Amounts may not add as presented due to rounding.

34

Q1'26 EARNINGS

Reconciliation of Adjusted EBITDA

($ in millions)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
Net income (loss)	**65.6**	**1,428.9**	**432.6**	**(666.7)**	**(394.1)**
Adjusted to exclude the following:					
Provision for (benefit from) income taxes	16.8	394.9	69.6	(219.6)	(70.6)
Interest expense	20.5	20.5	21.8	22.6	22.6
Depreciation and amortization	33.3	33.9	50.1	71.1	68.0
Stock-based compensation expense	190.7	196.2	222.1	230.5	248.1
Data Theft Incident losses (recoveries), net[1]	–	306.7	48.0	(9.5)	8.6
Losses (gains) on crypto assets held for investment, net	596.7	(362.1)	(423.9)	718.2	482.4
Other expense (income), net[2]	6.2	(1,506.9)	380.5	419.3	(61.6)
Adjusted EBITDA[3]	**929.9**	**512.1**	**800.7**	**565.9**	**303.3**

	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
Technology and development	108.1	117.2	127.3	145.7	160.6
Sales and marketing	14.9	14.5	13.9	14.3	14.8
General and administrative	67.7	64.4	80.9	70.5	72.6
Total Stock-based Compensation	**190.7**	**196.2**	**222.1**	**230.5**	**248.1**

Note: Amounts may not add as presented due to rounding.
[1] Losses, net of recoveries, directly related to the data theft incident announced on the Current Report on Form 8-K we filed with the SEC on May 15, 2025 (the "Data Theft Incident"), including voluntary customer reimbursements, direct legal costs, and reward payments, if any, in connection with the threat actor's arrest and conviction.
[2] *See Note 16. Other Condensed Consolidated Statements of Operations Details* to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q for the quarter ended on March 31, 2026 filed with the SEC on May 7, 2026 for additional details.
[3] We calculate Adjusted EBITDA as net loss or income, adjusted to exclude provision for or benefit from income taxes, interest expense, depreciation and amortization expense, stock-based compensation expense, net gains or losses on our crypto assets held for investment, losses, net of recoveries, directly related to the data theft incident, and other income or expense, net, which represents net gains or losses on investments and other financial instruments, and other non-operating income and expense activity.

35

Reconciliation of Adjusted Net Income (Loss) ($ in millions) Q1ʼ25 Q2ʼ25 Q3ʼ25 Q4ʼ25 Q1ʼ26 Net income (loss) 65.6 1,428.9 432.6 (666.7) (394.1) Adjusted to exclude the following: Losses (gains) on crypto assets held for investment, net 596.7 (362.1) (423.9) 718.2 482.4 (Gains) losses on investments, net (3.3) (1,472.1) 400.3 394.7 (46.8) Tax effect of non-GAAP net income adjustments (134.8) 438.5 11.8 (268.1) (87.0) Adjusted Net Income (Loss) 524.1 33.2 420.7 178.0 (45.6) 36 Note: Amounts may not add as presented due to rounding.

Reconciliation of Adjusted Expenses ($ in millions) Q1ʼ25 Q2ʼ25 Q3ʼ25 Q4ʼ25 Q1ʼ26 Technology and development 355.4 387.3 430.6 497.3 525.6 Sales and marketing 247.3 236.2 260.3 314.8 266.7 General and administrative 394.3 353.7 418.4 453.1 376.1 Subtotal 997.0 977.3 1,109.3 1,265.3 1,168.5 Less: Amortization of Intangible assets, net (5.1) (5.3) (20.8) (35.9) (35.6) Adjusted Expenses 991.9 972.0 1,088.5 1,229.4 1,132.9 37 Note: Amounts may not add as presented due to rounding.

USDC Balances & Revenue Average USDC Market Capitalization ($ in billions) Stablecoin Revenue & Revenue on Corporate Balances ($ in millions) Q1ʼ25 Q2ʼ25 Q3ʼ25 Q4ʼ25 Q1ʼ26 Q1ʼ25 Q2ʼ25 Q3ʼ25 Q4ʼ25 Q1ʼ26 USDC in Coinbase Products Portion held in corporate balances 12 2 14 2 15 3 18 3 19 3 126 23 144 24 159 30 172 33 161 18 Off-platform USDC 42 47 53 58 56 171 188 196 192 163 Total 54 61 68 76 75 298 332 355 364 324 38 Note: Amounts may not add as presented due to rounding.

Condensed Consolidated Statement of Operations (unaudited) 39 Note: Amounts may not add as presented due to rounding.

Condensed Consolidated Balance Sheets (unaudited) 40 Note: Amounts may not add as presented due to rounding.

41 Condensed Consolidated Statements of Cash Flows (unaudited) Note: Amounts may not add as presented due to rounding.

Non-GAAP Financial Measures Adjusted EBITDA In addition to our results determined in accordance with GAAP, we believe Adjusted EBITDA, a non-GAAP financial performance measure, is useful information to help investors evaluate our operating performance because it: enables investors to compare this measure and component adjustments to similar information provided by peer companies and our past financial performance; provides additional company-specific adjustments for certain items that may be included in income from operations but that we do not consider to be normal, recurring, operating expenses (or income) necessary to operate our business given our operations, revenue generating activities, business strategy, industry, and regulatory environment; and provides investors with visibility to a measure management uses to evaluate our ongoing operations and for internal planning and forecasting purposes. For example: ● We believe it is useful to exclude certain non-cash expenses, such as depreciation and amortization and stock-based compensation, from Adjusted EBITDA because the amounts of such expenses can vary significantly from period to period and may not directly correlate to the underlying performance of our business operations. ● We believe it is useful to exclude certain items that we do not consider to be normal, recurring, cash operating expenses and therefore, not reflective of our ongoing business operations. For example, we exclude: (i) other (income) expense, net, as the income and expenses recognized in this line item are not part of our core operating activities and are considered non-operating activities under GAAP, (ii) gains and losses on crypto assets held for investment because such investments are considered primarily long-term holdings, and (iii) losses, net of recoveries, directly related to the data theft incident announced on the Current Report on Form 8K we filed with the SEC on May 15, 2025 (the “Data Theft Incidentˮ), including voluntary customer reimbursements, direct legal costs, and reward payments, if any, in connection with the threat actorʼs arrest and conviction. We do not plan on engaging in regular trading of crypto assets, and, as an operating company, our investing activities in crypto are not part of our revenue generating activities, which are primarily based on transactions on our platform and the sales of subscriptions and services. ● We believe Adjusted EBITDA is useful to measure a companyʼs operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, interest expense, other (income) expense, net, and provision for (benefit from) income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired. Adjusted Net Income Loss In addition to our results determined in accordance with GAAP, we believe that Adjusted Net Income Loss, a non-GAAP financial performance measure, provides useful information to help investors evaluate our operating performance. We believe it is useful to exclude tax-effected gains and losses on crypto assets held for investment from Adjusted Net Income Loss because (i) such investments are considered primarily long-term holdings, (ii) we do not plan on engaging in regular trading of crypto assets, and, (iii) as an operating company, our investing activities in crypto are not part of our revenue generating activities, which are based on transactions on our platform and the sales of subscriptions and services. Additionally, we believe it is useful to exclude tax-effected gains and losses on our marketable and strategic investments from Adjusted Net Income Loss because such investments are not part of our core operating activities and are considered non-operating activities under GAAP. Adjusted Expenses Adjusted Expenses is defined as the sum of technology and development, sales and marketing, and general and administrative expenses, less amortization of acquired intangible assets. We believe this non-GAAP financial measure provides useful information to help investors evaluate our results of operations excluding amortization of acquired intangible assets, which we do not consider to be normal, recurring, cash operating expenses and which may not directly correlate to the underlying performance of our business operations. Limitations of Non-GAAP Financial Measures We believe that non-GAAP financial measures may be helpful to investors for the reasons noted above. However, non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our disclosure of non-GAAP financial measures as a tool for comparison. Adjusted EBITDA There are a number of limitations related to Adjusted EBITDA rather than net (loss) income, which is the nearest GAAP equivalent of Adjusted EBITDA. Some of these limitations are that Adjusted EBITDA excludes: ● provision for (benefit from) income taxes; ● interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; ● depreciation and amortization expense and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; ● stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; ● net losses or recoveries directly related to the Data Theft Incident; ● net gains or losses on our crypto assets held for investment; and ● other (income) expense, net, which represents net gains or losses on investments and other financial instruments, and other non-operating income and expense activity. Adjusted Net Income Loss There are limitations related to Adjusted Net Income Loss rather than net income, which is the nearest GAAP equivalent, including that Adjusted Net Income Loss excludes the tax-effected impact of our crypto investment gains/losses and of our marketable and strategic investments gains or losses. Adjusted Expenses There are limitations related to Adjusted Expenses rather than the sum of technology and development, sales and marketing, and general and administrative expenses, including that it excludes amortization of acquired intangible assets, which although non-cash, is an expense related to acquisitions of businesses, which have been and may be significant in the future. Additional Information For more information, including reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents, please see the reconciliation of GAAP to non-GAAP results tables in this presentation. Investors are encouraged to review the related GAAP financial measure and the reconciliations, and not to rely on any single financial measure to evaluate our business.